SUMMARY STATEMENT OF INCOME                                         EXHIBIT 99.1
APRIL 2001

------------------------------------------------------------------------------------------------------------------------
                                                                 CURRENT MONTH                      YEAR-TO-DATE
                                                         ---------------------------       -----------------------------
($ MILLIONS)                                                  2001            2000            2001              2000
------------------------------------------------------------------------------------------------------------------------
REVENUE
     INTEGRATED STEEL                                    $    211.8       $    274.7       $    878.2         $  1,232.4
     METAL FABRICATION                                        109.5            133.2            472.2              565.3
     LESS: INTERSEGMENT SALES                                 (14.1)            (9.5)           (53.6)        $    (43.8)
                                                         ----------       ----------       ----------         ----------
             TOTAL REVENUE                               $    307.2       $    398.4       $  1,296.8         $  1,753.9
                                                         ==========       ==========       ==========         ==========

PRETAX RESULTS
     INTEGRATED STEEL                                    $    (36.3)      $    (15.6)      $   (182.6)        $    (22.1)
     METAL FABRICATION                                          0.9              5.2              1.5               27.5
     STEEL TECHNOLOGIES                                        --               (0.3)            --                  2.1
     INTEREST EXPENSE                                          (5.9)            (8.2)           (19.8)             (32.4)
     CORPORATE AND OTHER                                       (2.2)            (2.2)            (1.4)              (8.8)
     CHAP. 11 ADMINISTRATIVE EXPENSES, NET                     (2.8)            --              (18.5)              --
     SPECIAL CHARGES                                           --               --              (42.0)              --
                                                         ----------       ----------       ----------         ----------
         PRETAX INCOME (LOSS)                                 (46.3)           (21.1)          (262.8)             (33.7)
                                                         ----------       ----------       ----------         ----------

TAX (PROVISION) CREDIT                                         (1.0)            (1.1)            (4.0)              (4.4)
                                                         ----------       ----------       ----------         ----------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS                  $    (47.3)      $    (22.2)      $   (266.8)        $    (38.1)
     EXTRAORDINARY LOSS FROM EARLY RETIREMENT
     OF DEBT                                                   (2.0)            --               (2.0)              --
                                                         ----------       ----------       ----------         ----------
NET INCOME (LOSS)                                        $    (49.3)      $    (22.2)      $   (268.8)        $    (38.1)
                                                         ==========       ==========       ==========         ==========
EPS                                                      $    (0.48)      $    (0.23)      $    (2.61)        $    (0.41)
                                                         ==========       ==========       ==========         ==========






                                      -1-
                              The LTV Corporation

SUMMARY STATEMENT OF CASH FLOWS

APRIL 2001

-------------------------------------------------------------------------------------------------------------
                                                                                             YEAR-TO-DATE
($ MILLIONS)                                                               MONTH                 ACTUAL
-------------------------------------------------------------------------------------------------------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS                                   $  (49.3)             $ (268.8)
     EXTRAORDINARY LOSS                                                       2.0                   2.0
     SPECIAL CHARGES                                                         --                    42.0
     NONCASH EQUITY (INCOME) LOSS OF JOINT VENTURES                          --                    (0.2)
     DEPRECIATION AND AMORTIZATION                                           24.6                  97.2
     PENSION FUNDING (MORE) LESS THAN EXPENSE                                 3.0                  16.4
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE                                  (1.7)                 (7.6)
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                                        76.1                 192.1
     CHANGES IN OTHER ASSETS AND LIABILITIES                                (33.5)                (37.8)
                                                                         --------              --------
         OPERATING ACTIVITY                                                  21.2                  35.3
     PROPERTY ADDITIONS                                                      (7.0)                (31.7)
     INVESTMENTS IN JOINT VENTURES                                           (2.8)                 (6.8)
                                                                         --------              --------
         CHANGE IN CASH AND CASH EQUIVALENTS

             BEFORE CHANGE IN DEBT                                           11.4                  (3.2)
             CHANGE IN BORROWINGS                                            --                    (4.5)
                                                                         --------              --------
         CHANGE IN CASH AND CASH EQUIVALENTS                                 11.4                  (7.7)
BEGINNING CASH AND CASH EQUIVALENTS                                          49.3                  68.4
                                                                         --------              --------
ENDING CASH AND CASH EQUIALENTS                                          $   60.7              $   60.7
                                                                         ========              ========






                                      -2-
                              The LTV Corporation

SUMMARY BALANCE SHEET

APRIL 2001

--------------------------------------------------------------------------------------------------
                                                            April 30,             December 31,
($ MILLIONS)                                                  2001                   2000
--------------------------------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                          $     60.7               $     68.4
      RECEIVABLES                                             506.2                    494.8
      INVENTORIES                                             818.4                    970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER                     36.6                     24.9
                                                         ----------               ----------
                                                            1,421.9                  1,559.0
                                                         ----------               ----------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT                         3,185.1                  3,248.7
      INVESTMENTS IN AFFILIATES                               115.1                    106.0
      OTHER NONCURRENT ASSETS                                 426.7                    444.4
                                                         ----------               ----------
                                                            3,726.9                  3,799.1
                                                         ----------               ----------
TOTAL ASSETS                                             $  5,148.8               $  5,358.1
                                                         ==========               ==========



CURRENT LIABILITIES
      ACCOUNTS PAYABLE                                   $    122.4               $     45.4
      ACCRUED EMPLOYEE COMPENSATION                           100.4                     55.9
      ACCRUED LIABILITIES AND OTHER                            77.5                     53.1
      LONG TERM SECURED DEBT IN DEFAULT                       662.9                    667.4
                                                         ----------               ----------
                                                              963.2                    821.8
                                                         ----------               ----------
NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS                      45.7                     45.6
      PENSION BENEFITS                                          3.7                      4.1
      OTHER EMPLOYEE BENEFITS                                   1.6                      1.3
      OTHER                                                    33.8                     50.7
                                                         ----------               ----------
                                                               84.8                    101.7
                                                         ----------               ----------
LIABILITIES SUBJECT TO COMPROMISE                           3,761.7                  3,858.1
TOTAL SHAREHOLDERS' EQUITY                                    339.1                    576.5
                                                         ----------               ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $  5,148.8               $  5,358.1
                                                         ==========               ==========












                                      -3-
                              The LTV Corporation